                                                                   Exhibit 10.65

                 BILL OF SALE AND ASSIGNMENT OF TRADEMARK ASSETS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, I.C. ISAACS & COMPANY L.P., a Delaware limited partnership ("Isaacs"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, received from AMBRA INC., a Delaware corporation ("Ambra") on this October 22, 1999, pursuant to that certain Agreement dated October 22, 1999 by and between Isaacs, I.C. Isaacs & Company, Inc., Ambra and Hugo Boss AG (the "Agreement"), does hereby assign, transfer, deliver and set over to Ambra and Ambra's successors and assigns forever, and Ambra hereby acquires from Isaacs, all of Isaacs' right, title and interest in and to all of the following assets, properties and rights of Isaacs throughout the world (the "Trademark Assets"), including, without limitation, the Brookhurst Trademark Assets, representing the BOSS Business of Isaacs operating under the BOSS marks, as set forth below, the same to be held and enjoyed by Ambra for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made:

          (a) Any and all right, title and interest of Isaacs in and to the trademarks, service marks, trade names, logos, insignias, designs, copyrights (if any), and other proprietary interests therein, containing the term "BOSS" or constituting a stylized B, throughout the world, including, without limitation, all registrations and applications for registration therefor throughout the world, including those trademark registrations and applications listed on EXHIBIT A hereto together with the good will associated therewith, (the "Trademarks") and including all causes of action and the proceeds thereof in favor of Isaacs heretofore accrued or hereafter accruing with respect to the Trademarks; provided however, that Isaacs shall retain all causes of action and proceeds thereof, and bear all costs and expenses, including attorneys fees, with respect to the pending litigation involving Oh Trading in the Southern District of New York;

          (b) All rights of Isaacs under the Worldwide Rights Acquisition Agreement, as that term is defined in the Agreement, the Uniform License Agreement between Isaacs and Brookhurst, Inc. dated November 5, 1997 and all license agreements, concurrent use agreements and other agreements listed on
SCHEDULE 2.01(b) to the Agreement and all files relating thereto which were acquired by Isaacs pursuant to the Worldwide Rights Acquisition Agreement, including, without limitation, an assignment of all copyrights, if any, that Isaacs may own as a result of the use of Property, as such term is defined in the Foreign Rights Manufacturing Agreement; and

          (c) All right, title, interest in and to all files that Isaacs has within its possession or control relating to the Trademarks provided, however, that Isaacs shall not be responsible for (i) destruction of records caused by an Act of God or other "Force Majeure" event, or (ii) any immaterial non-intentional destruction of records.


         From and after the date hereof, Isaacs shall, upon request and at the expense of Ambra but without further consideration, do, execute, acknowledge, deliver and file, or shall cause to be done, executed, acknowledged, delivered and filed, all such further acts, deeds, transfers, conveyances, assignments or assurances as may be reasonably requested by Ambra to transfer, convey and assign to Ambra possession and use of the Trademark Assets and to comply with all applicable legal requirements to effect such transfers, conveyances and assignments.

         Anything contained in this Bill of Sale and Assignment of Trademark Assets to the contrary notwithstanding, this Bill of Sale and Assignment of Trademark Assets shall not constitute an agreement to assign any contract, or any claim or right or any benefit arising thereunder or resulting therefrom, if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach of or be in violation of any such contract, claim, right or benefit.

         Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         In the event of any conflict or inconsistency between this Bill of Sale and Assignment of Trademark Assets and the Agreement, the terms of the Agreement shall prevail.

     IN TESTIMONY WHEREOF, Isaacs has caused these presents to be executed.

                                           I.C. ISAACS & COMPANY L.P.
                                           By: I.C. Isaacs & Company, Inc., its
                                                 General Partner


                                           By: /s/ Robert J. Arnot
                                              ---------------------------------
                                           Name:  Robert J. Arnot
                                           Title:    Chairman and CEO

                          EXHIBIT A TO BILL OF SALE AND
                         ASSIGNMENT OF TRADEMARK ASSETS

                             SCHEDULE OF TRADEMARKS
                        I.C. Isaacs & Company L.P.'s BOSS
                    U.S. Trademark Applications/Registrations

--------------------------- ----------------- --------------------------------- ---------------- ----------------------
         TRADEMARK              REG. NO.                  GOODS*                     COUNTRY/         STATUS
                                APP  NO.                 (CLASS)                      STATE
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
B (Stylized)                    1,756,992     clothing (25)                            USA       registered 3/9/93
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                            1,023,305     work clothes (25)                        USA       registered/renewed
                                                                                                 10/21/95
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                            1,933,326     golf clubs (28)                          USA       registered 11/7/95
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
LADY BOSS                       1,214,960     work clothes for women (25)              USA       registered 11/2/92
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                             101509       clothing (25)                        California    registered
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BABY BOSS                      74/346,231     children's flatware (8);                 USA       applied/suspended
                                              jewelry (14);
                                              paper goods (16);
                                              leather goods (18);
                                              clothing (25);
                                              toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BABY BOSS                      74/801,565     linens (24);                             USA       applied/NOA issued
                                              lace and embroidery (26)                           9/7/99
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                           75/013,293     machines and tools (7);                  USA       applied/suspended
                                              hand tools and instruments (8);
                                              appliances (11);
                                              vehicle parts (12);
                                              clocks (14);
                                              household utensils (21)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------


* For ease of reference the description of goods in this chart is generalized. (See registrations and applications for specific goods covered.)

--------------------------- ----------------- --------------------------------- ---------------- ----------------------
         TRADEMARK              REG. NO.                  GOODS*                     COUNTRY/         STATUS
                                APP  NO.                 (CLASS)                      STATE
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/323,654       golf carts and bicycles (12);          USA           applied/suspended
                                               jewelry (14);
                                               paper goods (16);
                                               leather goods (18);
                                               clothing (25);
                                               toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/074,962       mugs (21);                             USA           applied/NOA  issued
                                               towels (24);                                         6/15/99
                                               socks and sweatbands (25);
                                               golf bags (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/801,552       linens (24);                           USA           applied/opposition
                                               lace and embroidery (26)                             dismissed
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/075,953       clothing (25)                          USA           applied/suspended
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/326,997       clothing (25)                          USA           applied/suspended
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/263,623       skis and roller skates (28)            USA           applied/suspended
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS                          74/269,769       toys/sporting goods (28)               USA           applied/suspended
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS AMERICA                  74/346,232       golf carts and bicycles (12);          USA           applied/suspended
                                               jewelry (14);
                                               paper goods (16);
                                               leather goods (18);
                                               clothing (25);
                                               toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS AMERICA                  74/801,551       linens (24);                           USA           applied/opposition
                                               lace and embroidery (26)                             dismissed

--------------------------- ----------------- --------------------------------- ---------------- ----------------------


* For ease of reference the description of goods in this chart is generalized. (See registrations and applications for specific goods covered.)

--------------------------- ----------------- --------------------------------- ---------------- ----------------------
         TRADEMARK              REG. NO.                  GOODS*                     COUNTRY/         STATUS
                                APP  NO.                 (CLASS)                      STATE
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS BUSINESS                  74/355,226       golf carts and bicycles (12);         USA          applied/suspended
                                                jewelry (14);
                                                paper goods (16);
                                                leather goods (18);
                                                clothing (25);
                                                toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS BUSINESS                  74/801,657       linens (24);                          USA          applied/opposition
                                                hair ornaments (26)                                dismissed
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS GOLF                      74/346,233       golf carts and bicycles (12);         USA          applied/suspended
                                                jewelry (14);
                                                paper goods (16);
                                                leather goods (18);
                                                clothing (25);
                                                toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
BOSS GOLF                      74/801,554       linens (24);                          USA          applied/suspended
                                                lace and embroidery (26)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
LADY BOSS                      74/346,230       golf carts and bicycles (12);         USA          applied/suspended
                                                jewelry (14);
                                                paper goods (16);
                                                leather goods (18);
                                                clothing (25);
                                                toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
LADY BOSS                      74/801,550       linens (24);                          USA          applied/NOA issued
                                                lace and embroidery (26)                           9/7/99
--------------------------- ----------------- --------------------------------- ---------------- ----------------------


* For ease of reference the description of goods in this chart is generalized. (See registrations and applications for specific goods covered.)

--------------------------- ----------------- --------------------------------- ---------------- ----------------------
         TRADEMARK              REG. NO.                  GOODS*                     COUNTRY/         STATUS
                                APP  NO.                 (CLASS)                      STATE
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
LITTLE BOSS                    74/346,234       children's flatware (8);              USA          applied/suspended
                                                jewelry (14);
                                                paper goods (16);
                                                leather goods (18);
                                                clothing (25);
                                                toys/sporting goods (28)
--------------------------- ----------------- --------------------------------- ---------------- ----------------------
LITTLE BOSS                    74/801,545       linens (24);                          USA          applied/opposition
                                                lace and embroidery (26)                           dismissed
--------------------------- ----------------- --------------------------------- ---------------- ----------------------


* For ease of reference the description of goods in this chart is generalized. (See registrations and applications for specific goods covered.)